                            SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14 A OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO. _________ )

Filed by the Registrant                      [X]

Filed by a party other than the Registrant   [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission only
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Material
[ ]   Soliciting Material

                                 Ciatti's, Inc.
        ----------------------------------------------------------------

            (Name of Registrant as specified in its Charter)

        ----------------------------------------------------------------
       (Name of Person(s) filing Proxy Statement if other than Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a - 6(i) (4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

     5.  Total fee paid:
     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement Number:
     ---------------------------------------------------------------------------

     3)   Filing Party:
     ---------------------------------------------------------------------------

     4)   Date filed:
     ---------------------------------------------------------------------------

                                 CIATTI'S, INC.

                              5555 WEST 78TH STREET
                           EDINA, MINNESOTA 55439-2702
                                 (612) 941-0108


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 13, 1997

To the Shareholders of Ciatti's, Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of Ciatti's, Inc. will be held on Thursday, November 13, 1997, at 4:30 p.m., local time, at Ciatti's Italian Restaurant-SM-, 1625 Queens Drive, Woodbury, Minnesota, for the following purposes:

     1. To elect three directors to serve until the next annual meeting of shareholders;

     2.   To ratify the change of the Company's name to Premium Restaurant
Company.

     3. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 28, 1998; and

     4. To act upon any other matters that may properly be presented at the meeting.

     Accompanying this Notice of Annual Meeting are a Proxy Statement, a Form of Proxy, and the Company's Annual Report to Shareholders for the fiscal year ended June 29, 1997.

     The Board of Directors has fixed the close of business on September 26, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                              By Order of the Board of Directors:

                              BARNEY U. UHLIG
                              Secretary


Dated:  October 15, 1997



PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                 CIATTI'S, INC.
                              5555 WEST 78TH STREET
                             EDINA, MINNESOTA 55439
                                 (612) 941-0108

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 13, 1997

                                 GENERAL MATTERS

       This Proxy Statement is furnished to the shareholders of Ciatti's, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders on Thursday, November 13, 1997 at 4:30 p.m., local time, and any adjournment thereof.

       Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted. The mailing of this Proxy Statement to shareholders of the Company commenced on or about October 15, 1997.

       Shareholders of record as of the close of business on September 26, 1997 will be entitled to vote at the meeting. On that date, the Company had outstanding 742,819 shares of common stock, the only class of stock outstanding, $0.01 par value, each of which is entitled to one vote per share on each matter to be voted upon at the meeting. There is no cumulative voting for directors.

       The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote on such matter. If a shareholder abstains from voting on any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote on such matter, but shall not be deemed to have been voted in favor of such matter. Proxies which are signed, but lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors as listed herein.


                                  PROPOSAL No 1
                              ELECTION OF DIRECTORS

       Three directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Board of Directors has nominated for election the three persons named below and the Company recommends that the shareholders vote "FOR" these nominees. All the nominees are currently directors. Phillip R. Danford and L.E. "Dan" Danford, Jr. are brothers. It is intended that proxies will be voted "FOR" the named nominees. The Board of Directors believes that each nominee named will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose. To be elected as a director, a nominee must receive the affirmative vote of a majority of the voting power of all shares entitled to vote and present in person or by proxy at the meeting.

       The names of the nominees, their principal occupations and other information is set forth below, based upon information furnished to the Company by the nominees. Ownership of the Company's common stock by these nominees is shown in the table on page 3.

                                                                        DIRECTOR
NAME AND AGE              PRINCIPAL OCCUPATION                          SINCE
------------              --------------------                          --------

L. E. Dan Danford, Jr.    Chairman of the Board since 1981              1981
(53)                      Managing Director, Piper Jaffray Inc.
                          since 1988;  President of the Company
                          from 1981 to 1988; co-founder of
                          the Company.

Phillip R. Danford        President since May 1992; Vice                1981
(48)                      President from 1983 until May 1992;
                          co-founder of the Company.

Thomas A. Kelm            President and CEO of North State Advisors,    1981
(67)                      Inc. (a Minnesota political consulting
                          group) since 1980.

       MEETINGS. The Board of Directors met three times during fiscal year 1997. Each director attended 75% or more of the meetings of the Board of Directors and any Board committees on which he served.

       BOARD COMMITTEES. The AUDIT COMMITTEE, currently comprised of Mssrs. Dan Danford and Kelm, reviews and evaluates significant matters relating to the annual audit and internal controls of the Company, determines the scope, and reviews the results of audits by, and the recommendations of, the Company's independent auditors and approves additional services to be provided by the auditors. The Audit Committee met once in fiscal year 1997.

       The COMPENSATION AND STOCK OPTION COMMITTEE administers the Company's Stock Option Plan (as described below under "STOCK OPTIONS"). It is currently comprised of Mssrs. Dan Danford and Kelm. This committee determines the employees to whom options are to be granted, the type of option to be granted, and the number of shares and purchase price of common stock covered by each option. The committee also determines the terms and provisions of the respective option agreements, and construes and interprets the Company's Plan. The Committee also determines the compensation of all of the Company's officers. The Committee did not meet in fiscal year 1997.

       REMUNERATION OF DIRECTORS. Non-employee directors, currently consisting of Mssrs. Dan Danford and Kelm, are paid a fee of $1,000 per month for all of their services. No additional compensation for serving as a director is paid to Mr. Phillip Danford. Directors may also be reimbursed for out-of-pocket expenses, if any, incurred in connection with attending meetings of the Board of Directors. Each director also receives a food charge allowance of $220 per month at the Company's restaurants. As provided in Ciatti's 1993 Stock Option Plan, on the date of the Company's 1997 Annual Shareholder Meeting, each elected non-employee director will receive options to purchase the Company's common stock at a price equal to its fair market value on that date. Options to purchase a total of 1,500 shares will be issued. Accordingly, if two non-employee directors are elected, each non-employee director will receive options to purchase 750 shares. During fiscal year 1997, each of the two non-employee directors received options to purchase 750 shares.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

       The following table provides information as of October 1, 1997 concerning the beneficial ownership of common stock of the Company by the only shareholders known to the Company to hold more than five percent (5%) of the common stock of the Company, and by all officers and directors of the Company as a group.
Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.


NAME AND ADDRESS                                            EXERCISABLE                   PERCENT        POSITION IN
OF BENEFICIAL OWNER                     SHARES OWNED        STOCK OPTIONS(1)              OF CLASS       COMPANY
-------------------                     ------------        ----------------              --------       -----------
L. E. "Dan" Danford, Jr.                174,796 (2)          4,475                        24.0           Chairman,
c/o Ciatti's, Inc.                                                                                       Director
5555 West 78th St.
Edina, MN 55439-2702

Phillip R. Danford                      158,674 (3)          7,240                        22.1           President,
c/o Ciatti's, Inc.                                                                                       Director
5555 West 78th St.
Edina, MN 55439-2702

Thomas A. Kelm                          87,650 (4)           3,225                        12.2           Vice Chairman,
c/o North State Advisors                                                                                 Director
43 Main Street, No E 8-500
Minneapolis, MN 55414

Leslie E. Danford, Sr.                  47,419 (5)               0                         6.4           None
 as trustee of the Leslie
 E. Danford, Sr. Trust
1484 Deverly Dr.
Lakeland, FL 33801

All officers and directors              435,639             21,116                        59.8
as a group (4 persons)


--------------------------------------
       (1) Number of shares subject to stock options exercisable within 60 days of September 1, 1997.
       (2) Includes 2,125 shares held by Mr. L.E. Danford's wife to which Mr. Danford disclaims beneficial ownership.
       (3) Includes 2,125 shares held by Mr. P.R. Danford's wife to which Mr. Danford disclaims beneficial ownership. Also includes 42,900 shares held by the L.E. Danford, Sr. & Phillip R. Danford Trust, over which Mr. Phillip Danford shares dispositive and voting power (see also footnote (5) below).
       (4) Includes 7,500 shares held by Kelm & Associates, Inc., which is wholly owned by Mr. Kelm.
       (5) Includes 42,900 shares (see also footnote (3) above) held by the L.E. Danford, Sr. & Phillip R. Danford Trust, over which Mr. Leslie E. Danford, Sr. shares dispositive and voting power.

                             EXECUTIVE COMPENSATION

       The following table depicts the compensation paid to the Company's President, the sole officer qualifying for such reporting requirements under the rules of the Securities and Exchange Commission, for services rendered to the Company in all capacities during each of the past three fiscal years:



                                SUMMARY COMPENSATION TABLE
                                                                               LONG TERM
                                          ANNUAL COMPENSATION                  COMPENSATION
                                          -------------------                  ------------
NAME AND                                                      OTHER ANNUAL     STOCK
PRINCIPAL POSITION       YEAR           SALARY      BONUS     COMPENSATION     OPTIONS
-------------------------------------------------------------------------------------------
Phillip R. Danford,      1997           $96,000     $     0        -  (1)      0
President                1996           $96,000     $   800        -  (1)      0
                         1995           $92,880     $15,060        -  (1)      2,500 shares

--------------------
          (1) Amount is less than reportable under the rules of the Securities and Exchange Commission.

                                  STOCK OPTIONS

       Under CIATTI'S 1984 STOCK OPTION PLAN (the "'84 Plan"), which was closed for new option grants on November 9, 1993, a total of 41,891 options were, at the end of fiscal year 1997, outstanding to current employees and non-employee directors of the Company at prices ranging from $1.50 to $18.00 per share. Shares of options granted under the '84 Plan, when canceled for any reason, are no longer available for subsequent option grants.

       Under the Company's current 1993 STOCK OPTION PLAN (the "'93 Plan"), a total of 16,500 options were outstanding at the end of fiscal year 1997 to current employees and to non-employee directors of the Company at prices ranging from $2.00 to $5.50 per share.

       Under the '93 Plan, incentive stock options may be granted to key full-time, salaried employees of the Company, including officers, to encourage their continued association with the Company and to enhance their economic interest in the Company. In addition, under the terms of the '93 Plan, each year on the date of the Company's annual Shareholder Meeting, non-statutory options to purchase a total of 1,500 shares are issued to the Company's non-employee directors (see "ELECTION OF DIRECTORS - REMUNERATION OF DIRECTORS").

       The '93 Plan is administered by two non-employee directors of the Company who together serve as the Plan Administrator through the COMPENSATION AND STOCK OPTION COMMITTEE. The Committee has complete discretion to select employee optionees and to establish the terms and conditions of each option to an employee, subject in all cases to the applicable provisions of the Internal Revenue Code.

       The '93 Plan provides a total of 100,000 shares of the Company's common stock be made subject to options granted thereunder (subject, however, to the provisions of Minnesota Statutes which currently limit the total number of shares available for stock option grants to 20% of the total number of outstanding shares; the '84 and the '93 Plans are therefore, as of September 26, 1997, collectively limited to a maximum of 148,564 shares subject to stock option grants). The '93 Plan provides further that the exercise price of each option granted is fixed by the Committee; provided, however, that the option price of each incentive stock option granted may not be less than 100% of the fair market value of the Company's common stock on the date the option is granted (110% if granted to a person owning 10% or more of the Company's outstanding stock) and that the term of an incentive stock option may not exceed ten years (five years if granted to a shareholder owning 10% or more of the Company's outstanding stock). Options granted under the '93 Plan are not transferable and are subject to various other conditions and restrictions. Shares of canceled options are available for subsequent option grants under the '93 Plan.

       The Committee also may grant options on terms and conditions inconsistent with those of the Internal Revenue Code applicable to incentive stock options. However, such grants will be identified as "non-statutory" stock options and are treated differently for tax purposes than incentive stock options.


OPTION GRANTS IN LAST FISCAL YEAR

       No stock options were granted to the President of the Company during the fiscal year ended June 29, 1997.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

       The following table reflects certain information regarding stock options exercised by the President of the Company during the fiscal year ended June 29, 1997, and unexercised options held as of the end of that fiscal year:


                                                                 NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED (2)
                                                                 OPTIONS AT FISCAL                  IN-THE-MONEY OPTIONS AT
                            SHARES                               YEAR-END                           FISCAL YEAR-END
                            ACQUIRED         VALUE (1)           ----------------------------       ----------------------------
NAME                        ON EXERCISE      REALIZED            EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------------

Phillip R. Danford             0             $0.00               13,430         2,810               $5,245.50      $936.00

--------------------
       (1) Market value of underlying securities on date of exercise minus exercise price.
       (2) Market value of underlying securities at year end minus exercise price.


                                  PROPOSAL No 2
                          CHANGE OF THE COMPANY'S NAME

       In September, 1997, the Company's Board of Directors has, subject to approval by the Shareholders, decided to change the name of the Company to PREMIUM RESTAURANT COMPANY. In light of the Company's growing emphasis on developing Bruegger's Bagel Bakery-SM- restaurants through the Company's wholly owned subsidiary DFW Bagels, Inc., the name "Ciatti's, Inc." is reflective only of the Company's Italian restaurant segment. The Board hopes that the change of corporate name will be beneficial in the Company's efforts to raise equity and debt financing from a broad spectrum of investors for the development of the Company's bagel segment.


       The Board of Directors recommends that the shareholders vote "FOR" the proposal to approve the change of the Company's name, and the enclosed proxy will be so voted unless a contrary vote is indicated.


                                  PROPOSAL No 3
                              INDEPENDENT AUDITORS

       The Company's Board of Directors appointed Grant Thornton LLP as independent accountants to audit the Company's financial statements for the fiscal year ending June 28, 1998, subject to ratification of that appointment by the shareholders.

       A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of the Shareholders and will be given the opportunity to make a statement and will also be available to answer appropriate questions.

       The Board of Directors recommends that the shareholders vote "FOR" the proposal to approve the engagement of Grant Thornton LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. In the event the appointment of Grant Thornton LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.


                              SHAREHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to the Company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. Shareholder proposals for the next Annual Meeting of Shareholders, prepared in accordance with the proxy rules, must be received by the Company on or before June 10, 1998.

                                OTHER INFORMATION

     The Annual Report of the Company for the fiscal year ended June 29, 1997 is enclosed herein, and includes the audited financial statements and other financial information relating to the Company.


                                  SOLICITATION

     The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of the stock, will be borne by the Company. Directors, officers and other employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.


                                 OTHER BUSINESS

     The management of the Company does not know of any other business to be presented at the Annual Meeting of the Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed Proxy Form will vote this proxy in accordance with their best judgment.



     ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS MADE, PROXIES WILL BE VOTED "FOR" THE ELECTION OF MANAGEMENT'S NOMINEES FOR DIRECTORS AND "FOR" PROPOSALS No 2. AND 3.





                           By Order of the Board of Directors:


                           BARNEY U. UHLIG
                           Secretary


Dated:  October 15, 1997

                                 CIATTI'S, INC.

                                      PROXY

     SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           SHAREHOLDERS TO BE HELD ON
                                NOVEMBER 13, 1997

The undersigned hereby constitutes and appoints Phillip R. Danford and Barney U. Uhlig, and each of them, with power of substitution, as attorneys and proxies to vote all of the shares standing in the name of the undersigned at the Annual Shareholder Meeting of Ciatti's, Inc., to be held on November 13, 1997, at 4:30 p.m. local time, at Ciatti's Italian Restaurant-SM- in Woodbury, MN, and at any adjournment thereof:

1.  ELECTION OF DIRECTORS:      / /   FOR all nominees listed
                                        (except as marked
                                       the contrary below)

                                / /   WITHHOLD AUTHORITY
                                       to vote for all
                                      nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME BELOW.)

     L.E. Dan Danford, Jr.      Phillip R. Danford            Thomas A. Kelm

2.  PROPOSAL TO CHANGE THE COMPANY'S NAME TO PREMIUM RESTAURANT COMPANY.

            / /   FOR                / /   AGAINST          / /   ABSTAIN


3. PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.


            / /   FOR                / /   AGAINST          / /   ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE DIRECTED TO VOTE UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS No 1. THROUGH No 3. IN ACCORDANCE WITH THE SPECIFICATIONS MADE, AND "FOR" THE NOMINEES OF THE BOARD AND "FOR" PROPOSALS No 2 AND 3. IF THERE IS NO SPECIFICATION.

DATE:                      , 1997
      ---------------------               ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Signature (if Shares are held jointly)

/ /   I plan to attend the meeting.

  PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF
                      MAILED WITHIN THE UNITED STATES.